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                     FOR MSTGS OFFICIAL USE ONLY:     DATE RECEIVED: _ _-_ _-_ _
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MSTG SOLUTIONS                             RESIDENT TELEPHONE SERVICE ORDER FORM
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          3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
                 Telephone: 714-279-2980 Facsimile: 714-282-0035
               E-Mail: repsupport@mstgs.com Website: www.mstgs.com

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                          REQUIRED CUSTOMER INFORMATION
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Last Name:                    Middle Initial:          First Name:
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Company: (if applicable)               E-Mail Address:
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Street Address:
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City:                State:       Zip/Postal Code:         Country:
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Telephone No.:               Fax No.:                   Mobile No.:
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         INDEPENDENT REPRESENTATIVE INFORMATION - PRODUCTS WERE SOLD BY:
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First Name:       Last Name:       Representative I.D. No:     Phone No.:
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                                 PRODUCT ORDERED
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QUANTITY

_____ RESIDENT TELEPHONE SERVICE (for NV or CA Corporations Only)
      $25 SETUP, $100 FOR THE FIRST SIX MONTHS AND THE SECOND SIX MONTHS IS FREE
     o    Answering Service for an individual or a business
     o    Business in the local 411 Directory
     o    Check messages 24 hours a day, 7 days a week

I WOULD LIKE MY RESIDENT TELEPHONE SERVICE FOR:
                                (please check one) _____ NEVADA _____ CALIFORNIA

                        TOTAL AMOUNT TO BE CHARGED: $125

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             METHOD OF PAYMENT (PLEASE CHECK THE APPROPRIATE SPACE)
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___ CHECK or MONEY ORDER (please make checks payable to MSTG SOLUTIONS, INC.)
___ CREDIT CARD (please check one)
     ___ VISA
     ___ MASTERCARD
     ___ AMERICAN EXPRESS
     ___ DISCOVER
                             CREDIT CARD INFORMATION
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Credit Card Number:        Expiration Date:    Billing Telephone Number:
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Name on Credit Card:                   Exact Billing Address:
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City:                State:       Zip/Postal Code:         Country:
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                                        I  authorize  MSTG  Solutions,  Inc.  to
                                        charge my debit / credit card for an amount no greater than the "Total Amount to Be Charged" indicated above.


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                                        ACCOUNT HOLDER SIGNATURE
       CREDIT CARD IMPRINT SPACE:
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                    TERMS, CONDITIONS AND CANCELLATION POLICY
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I hereby accept these terms and conditions. The service fee is a non-refundable, one-time charge and continuance is not automatic. You must submit a written and signed request for extension to MSTG Solutions, Inc. 30 days before the contract lapses six months from the date of initial purchase. Non-filing would mean immediate cancellation of this service. I acknowledge that by completing this form, I hereby waive my three-day right of rescission, if applicable.


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PRINT NAME                    SIGNATURE                             DATE

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